CAVANAL HILL

Mid Cap Core Equity Fund

Supplement dated November 18, 2020
to the
Cavanal Hill Funds’ Prospectus and

Statement of Additional Information

filed October 13, 2020

At the October 13, 2020 meeting of the Board of Trustees (the “Board”) of the Cavanal Hill Mid Cap Core Equity Fund (the “Fund”), the Board approved at the recommendation of Cavanal Hill Investment Management, Inc., the investment adviser to the Fund (“Adviser”), to make “ESG” (Environmental, Social and Governance) additions to the principal investment strategy and a name change to highlight the Fund’s focus on diverse leadership (the “Changes”). The Changes, including a change in the Fund’s name to the Cavanal Hill Mid Cap Diverse Leadership Fund, were included in the Registration Statement filed on October 13, 2020 (the “October Registration Statement”).

Notice is hereby provided to shareholders that the Changes, as included in the October Registration Statement, are anticipated to take effect on or about December 28, 2020 (the “Effective Date”).

A summary prospectus, which incorporates the Changes, will be provided to shareholders of the Fund after the Effective Date.

Fund shareholders may, at any time, exchange their shares of the Fund for the same class of shares of another Cavanal Hill Bond or Equity Fund managed by the Adviser or redeem their shares of the Fund and receive the net asset value thereof, as provided in the Fund’s Prospectus. You should consult your tax adviser to discuss the impact of exchanging or redeeming your shares of the Fund and determine the tax consequences of such action.

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For more information, please contact the Fund at (800) 762-7085 or by providing written instructions to the Fund at FIS, 4249 Easton Way - Suite 400, Columbus, OH 43219-3035.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

One Williams Center
15th Floor
Tulsa, OK 74172
www.cavanalhill.com

CAVANAL HILL

Mid Cap Core Equity Fund

4249 Easton Way - Suite 400,

Columbus, OH 43219-3035

(800) 762-7085

Important notice regarding changes to the fund’s name,
investment strategies and primary benchmark index

November 18, 2020

Dear Shareholder:

I am writing to inform you of important changes to the name and investment strategies for the Cavanal Hill Mid Cap Core Equity Fund, to be renamed the Cavanal Hill Mid Cap Diverse Leadership Fund (the “Fund”).

The Board of Trustees of the Cavanal Hill Funds (the “Board”) approved changes to the Fund’s name and investment strategies in order to highlight the Fund’s focus on diverse leadership at the companies in which it invests. The Board’s approval was based upon the recommendation of Cavanal Hill Investment Management, Inc. (the “Adviser”), the investment adviser to the Fund. The changes to the Fund were included in the preliminary 485A Registration Statement filed with the Securities and exchange Commission (“SEC”) on October 13, 2020, are summarized in a supplement dated November 17, 2020 and are anticipated to take effect on or about December 28, 2020 (“Effective Date”).

In summary, the Fund will continue to seek total return and to invest at least 80% of its net assets in a diversified portfolio of common stocks of Mid Cap U.S. companies (including securities convertible into common stocks). The securities in which the Fund may invest will remain substantially the same, including up to 20% of its net assets in preferred stocks, American Depositary Receipts, corporate bonds, notes, warrants and cash equivalents. What has been added is a recognition that the management team will take environmental, social and governance (“ESG”) factors into account in making purchase and sale decisions. This includes a focus on governance issues that the portfolio management team believes indicates a company is prioritizing diversity in its leadership, management and board positions. To identify companies where diversity and inclusion is a focus of management, the portfolio management team uses a series of screens of publicly available data as a part of the investment process. You are encouraged to review the October 13, 2020 485A filing and the enclosed prospectus supplement for additional information regarding the changes.

One Williams Center
15th Floor
Tulsa, OK 74172
www.cavanalhill.com

In approving the changes at the October 13, 2020 Board meeting, the Board considered a variety of factors and information before concluding that the changes were in the best interest of the Fund’s shareholders. A summary of these factors and information is set forth below.

The Board considered information presented by the Adviser regarding, among other things, the specific changes proposed for the Fund’s name and investment strategies, the Adviser’s rationale underlying the proposal, the anticipated demand and distribution strategy for the Fund, performance expectations, and anticipated turnover.

The Board was presented with information regarding the evolution of values-based investing, focusing on environmental, social and governance factors and current state of demand. The Board considered governance factors that would indicate a company is prioritizing diversity in its leadership, management and board positions. The Board also considered the recent and historical performance of the Fund and new distribution opportunities presented by the Adviser.

The Board considered the relevant experience of the Adviser and the portfolio management team, recognizing that the Fund would remain a diversified Mid Cap fund that selects assets from the Russell MidCap universe utilizing a quantitative approach. The investment process of the Adviser would remain substantially the same that it has historically provided on behalf of the Fund. The Board considered the Adviser’s belief that application of the ESG criteria would narrow investment options but that there would remain sufficient attractive Mid Cap investment opportunities available to the Fund. The Board considered the fact that the benchmark index for the Fund would not change.

The Board considered the differences between the current and proposed strategies and the addition of the following ESG Risk: In making investments consistent with ESG considerations, the Fund may choose to sell, or not purchase, investments that are otherwise consistent with its investment objective. The application of ESG criteria will affect the Fund's exposure to certain issuers, industries, sectors, regions and countries and may impact the relative financial performance of the Fund - positively or negatively - depending on whether such investments are in or out of favor.

One Williams Center
15th Floor
Tulsa, OK 74172
www.cavanalhill.com

The Board considered the Adviser’s belief that the distribution strategy has the opportunity to attract additional assets, which could lead to a lower total expense ratio for the Fund. The Board considered the fact that the Fund’s holdings were well-aligned with ESG governance criteria and as a result, there would not be any material repositioning expense. The Board considered that the fee and expense structure of the Fund would not change as a result of the proposal. The Board considered that the Adviser would pay for the costs associated with implementing the changes, including direct filing fees, printing and mailing costs, and legal expenses.

In approving the proposed changes, the Board, including the Independent Trustees, gave attention to all of the information that was furnished, and each Trustee places varying degrees of importance on the various pieces of information that were provided to them.

It is the Adviser’s belief that adding the ESG screening and focusing on governance issues to identify investment opportunities in companies that prioritize diversity in leadership, management and board positions can result in additional opportunities for the Fund.

Please read the October 13, 2020 485A filing and the enclosed prospectus supplement for additional information about the changes to the Fund. As a reminder, Fund shareholders may, at any time, exchange their shares of the Fund for the same class of shares of another Cavanal Hill Bond or Equity Fund managed by the Adviser or redeem their shares of the Fund and receive the net asset value thereof, as provided in the Fund’s prospectus.

We look forward to continuing to serve you and the Fund in the future.

Sincerely,

Bill King, MBA, CMFC

President

Cavanal Hill Funds

One Williams Center 15th Floor

One Williams Center
15th Floor
Tulsa, OK 74172
www.cavanalhill.com

Tulsa, OK 74172

918.382.5491 | Office Phone

405.630.5930 | Mobile Phone

Bill.king@cavanalhill.com | Email

Cavanal Hill Investment Management, Inc. is an SEC registered investment adviser and a wholly-owned subsidiary of BOKF, NA, a wholly-owned subsidiary of BOK Financial Corporation, a financial holding company (“BOKF”). Cavanal Hill Distributors, Inc., member FINRA, is a wholly-owned subsidiary of BOK Financial Corporation, and an affiliate of BOKF, NA and Cavanal Hill Investment Management, Inc.

Past performance does not guarantee future results. Investments are subject to risks, including the possible loss of the principle amount invested. An investor should consider the Fund’s investment objectives, risks, and charges and expenses carefully before investing or sending money. This and other important information about the investment company can be found in the Fund’s prospectus or summary prospectus. To obtain a prospectus or summary prospectus online, please visit cavanalhillfunds.com or call 800-762-7085. Please read the prospectus or summary prospectus carefully before investing.